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                                                                    EXHIBIT 10.4


                         1ST AMENDMENT TO LOAN AGREEMENT
                     DATED AS OF APRIL 23, 2002 BY AND AMONG
              PETROLEUM HELICOPTERS, INC., ACADIAN COMPOSITES, LLC,
              AIR EVAC SERVICES, INC., EVANGELINE AIRMOTIVE, INC.,
                  AND INTERNATIONAL HELICOPTER TRANSPORT, INC.
                            AND WHITNEY NATIONAL BANK


WHEREAS THERE HAS BEEN LIMITED USE OF THE CREDIT FACILITY PROVIDED FOR IN THE CAPTIONED LOAN AGREEMENT AND THEREFORE PHI DESIRES TO AMEND AND EXTEND THE CREDIT FACILITY IN A LESSER AMOUNT.

WHEREAS THE CURRENT AGREEMENT IS NOT EFFECTIVE AFTER JULY 31, 2004.

WHEREAS PETROLEUM HELICOPTERS HAS ARRANGED TO LEASE FOUR S-92 AIRCRAFT.

WHEREAS ACADIAN COMPOSITES, LLC HAS BEEN SOLD.

THEREFORE FOR GOOD AND ADEQUATE CONSIDERATION THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, PHI, THE SUBSIDIARY GUARANTORS AND WHITNEY DO HEREBY AMEND THE CAPTIONED LOAN AGREEMENT AS FOLLOWS:

         1. IN PARAGRAPH A THE AMOUNT OF THE FACILITY IS REDUCED FROM $50,000,000 TO $35,000,000 AND THE DATE OF JULY 31, 2004 IS
                  CHANGED TO JULY 31, 2006. A NEW PROMISSORY NOTE TO EFFECT THESE CHANGES SHALL BE EXECUTED.

         2. IN PARAGRAPH C (8) (b) FUNDED DEBT/NET WORTH SHALL BE INCREASED FROM 2.50/1.00 TO 3.50/1.00.

         3. IN PARAGRAPH G UNUSED FEES UNDER THE REVOLVING LINE OF CREDIT IS REDUCED FROM 3/8 OF 1% TO 1/4 OF 1%.

         4.       ACADIAN COMPOSITES, LLC IS DELETED AS A SUBSIDIARY GUARANTOR.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN ALL OTHER ASPECTS THE LOAN AGREEMENT AS AMENDED HEREBY AND ITS PROVISIONS
SHALL REMAIN IN FULL FORCE AND EFFECT.

         EXECUTED JUNE ____________, 2004.

PETROLEUM HELICOPTERS, INC.                 WHITNEY NATIONAL BANK

BY:                                         BY:
   -------------------------------             -------------------------------
NAME: MICHAEL J. MCCANN                     NAME: HARRY C. STAHEL
TITLE: CHIEF FINANCIAL OFFICER              TITLE: SENIOR VICE PRESIDENT

SUBSIDIARY GUARANTORS:

AIR EVAC SERVICES, INC.                     EVANGELINE  AIRMOTIVE, INC.

BY:                                         BY:
   -------------------------------             -------------------------------
NAME: MICHAEL J. MCCANN                     NAME: MICHAEL J. MCCANN
TITLE: CHIEF FINANCIAL OFFICER              TITLE: CHIEF FINANCIAL OFFICER

INTERNATIONAL HELICOPTER BY:
TRANSPORT, INC.

BY:
   -------------------------------
NAME: MICHAEL J. MCCANN
TITLE: CHIEF FINANCIAL OFFICER